UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Structured Asset Mortgage Investments II Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	30-0183252 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-CL1 Asset-Backed Certificates, Series 2005-CL1, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 6.05 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES ADMINISTRATOR UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF STRUCTURED ASSET MORTGAGE INVESTMENTS II INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Bear Stearns Asset Backed Securities I Trust 2005-CL1
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
Karen Wu 714.259.6248
karen.wu@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-3
Page 4-6

Historical REO Report

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BSAB5CL1
BSAB5CL1_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
24-Oct-05
25-Nov-05
25-Sep-34
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities I LLC
Underwriter: Bear Stearns & Co. Inc./Bear Stearns & Co. Inc.
Master Servicer: ABN AMRO LaSalle Bank N.A.
Rating Agency: Moody's Investors Service, Inc./Fitch Ratings
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.etrustee.net
www.etrustee.net

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.932185%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Bear Stearns Asset Backed Securities I Trust 2005-CL1
Asset Backed Certificates Series 2005-CL1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
191
Bond Payments
Statement Date:
ABN AMRO Acct: 723051.1
961.121948788
29.657085982
0.000000000
931.464862807
3.759388476
4.8787500000%
0.00
0.00
0.000000000
4.6937500000%
0.000000000
073879U97
A-1
221,512,000.00
6,569,400.43
0.00
206,330,644.69
832,749.66
212,900,045.12
961.121948564
29.657086093
0.000000000
931.464862471
3.759388535
4.8787500000%
0.00
0.00
0.000000000
4.6937500000%
0.000000000
073879V21
A-2
24,613,000.00
729,949.86
0.00
22,926,144.66
92,529.83
23,656,094.52
961.121948807
0.000000000
0.000000000
931.464862773
2.648091214
4.2625000000%
0.00
0.00
0.000000000
3.3062500000%
0.000000000
N
073879V39
A-3
246,125,000.00
0.00
0.00
229,256,789.35
651,761.45
236,556,139.65
1000.000000000
0.000000000
0.000000000
1000.000000000
4.287778134
5.0087500000%
0.00
0.00
0.000000000
4.8237500000%
0.000000000
073879V47
M-1
9,348,000.00
0.00
0.00
9,348,000.00
40,082.15
9,348,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.305556011
5.0287500000%
0.00
0.00
0.000000000
4.8437500000%
0.000000000
073879V54
M-2
4,883,000.00
0.00
0.00
4,883,000.00
21,024.03
4,883,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.394443752
5.1287500000%
0.00
0.00
0.000000000
4.9437500000%
0.000000000
073879V62
M-3
3,209,000.00
0.00
0.00
3,209,000.00
14,101.77
3,209,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.927778441
5.7287500000%
0.00
0.00
0.000000000
5.5437500000%
0.000000000
073879V70
M-4
3,349,000.00
0.00
0.00
3,349,000.00
16,503.13
3,349,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.283331343
6.1287500000%
0.00
0.00
0.000000000
5.9437500000%
0.000000000
073879V88
M-5
1,675,000.00
0.00
0.00
1,675,000.00
8,849.58
1,675,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.950000000
6.8787500000%
0.00
0.00
0.000000000
6.6937500000%
0.000000000
073879V96
M-6
1,395,000.00
0.00
0.00
1,395,000.00
8,300.25
1,395,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.838888889
7.8787500000%
0.00
0.00
0.000000000
7.6937500000%
0.000000000
073879W20
M-7
1,395,000.00
0.00
0.00
1,395,000.00
9,540.25
1,395,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.838888889
7.8787500000%
0.00
0.00
0.000000000
7.6937500000%
0.000000000
073879W38
M-8
1,395,000.00
0.00
0.00
1,395,000.00
9,540.25
1,395,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.838888889
7.8787500000%
0.00
0.00
0.000000000
7.6937500000%
0.000000000
073879W46
M-9
1,395,000.00
0.00
0.00
1,395,000.00
9,540.25
1,395,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
6.838889287
7.8787500000%
0.00
0.00
0.000000000
7.6937500000%
0.000000000
073879W53
M-10
2,791,000.00
0.00
0.00
2,791,000.00
19,087.34
2,791,000.00
965.709104630
0.000000000
0.000000000
939.551529160
1.345449896
0.00
0.00
0.000000000
1.6718697870%
0.000000000
N
073879W61
B-IO
279,053,015.00
0.00
0.00
262,184,686.96
375,451.85
269,484,037.26
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879W79
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879Y85
R-II
0.00
0.00
0.00
0.00
0.00
0.00
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Per $ 1
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
9.932185%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Bear Stearns Asset Backed Securities I Trust 2005-CL1
Asset Backed Certificates Series 2005-CL1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
191
Bond Payments
Statement Date:
ABN AMRO Acct: 723051.1
Total P&I Payment
0.00
0.00
276,960,000.00
267,391,139.64
9,408,412.08
Total
260,091,789.35
7,299,350.29
0.00
2,109,061.79
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Available Interest
2,111,276.01
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
624,266.39
78,026.86
6,597,057.05
0.00
0.00
0.00
9,410,626.31
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
269,484,037.26
624,266.39
6,675,083.91
0.00
0.00
0.00
262,184,686.96
5,150
114
0
0
5,036
140,603.23
Overcollateralization Increase Amt
Trigger Event
No
0.00
7,299,350.30
Overcollateralization Amt
2,092,897.62
Less OC Increase Amount
Remittance Interest
0.00
2,111,276.01
6,675,083.91
Interest Due Trust
2,111,276.01
Total Fees
149,460.12
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
6.87
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
6,642.67
0.00
Trustee Fees
0.00
Total Reimbursement Amt
Risk Manager Fee
2,214.22

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Statement Date:
Cash Reconciliation Summary Trust Mortgage Loans
Interest Summary
Available Interest
2,081,661.94
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
624,266.39
78,026.86
6,597,057.05
0.00
0.00
0.00
9,381,012.24
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
265,706,883.26
624,266.39
6,675,083.91
0.00
0.00
0.00
258,407,532.96
5,149
114
0
0
5,035
140,603.23
Trigger Event
No
7,299,350.30
Overcollateralization Amt
2,092,897.62
Remittance Interest
2,081,661.94
6,675,083.91
Interest Due Trust
2,081,661.94
Total Fees
149,460.12
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
6.87
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
6,642.67
0.00
Trustee Fees
0.00
Total Reimbursement Amt
Risk Manager Fee
2,214.22

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Statement Date:
Cash Reconciliation Summary Subsequent Mortgage Loans
Interest Summary
Available Interest
29,614.07
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
0.00
0.00
0.00
0.00
0.00
0.00
29,614.07
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
3,777,154.00
0.00
0.00
0.00
0.00
0.00
3,777,154.00
1
0
0
0
1
0.00
Trigger Event
No
0.00
Overcollateralization Amt
2,092,897.62
Remittance Interest
29,614.07
0.00
Interest Due Trust
29,614.07
Total Fees
0.00
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Rolling 3-Month Delinquency
%
6.87
0
Total LPMI Fees
0.00
0.00
0.00
0.00
Less Extraordinary Trust Expense
0.00
Master Servicing Fees
0.00
0.00
Trustee Fees
0.00
Total Reimbursement Amt

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
A-1
30/360
30
832,749.66
0.00
832,749.66
832,749.66
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2
30/360
30
92,529.83
0.00
92,529.83
92,529.83
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-3
30/360
30
651,761.45
0.00
651,761.45
651,761.45
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
32
40,082.15
0.00
40,082.15
40,082.15
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
32
21,024.03
0.00
21,024.03
21,024.03
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-3
Act/360
32
14,101.77
0.00
14,101.77
14,101.77
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-4
Act/360
32
16,503.13
0.00
16,503.13
16,503.13
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-5
Act/360
32
8,849.58
0.00
8,849.58
8,849.58
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-6
Act/360
32
8,300.25
0.00
8,300.25
8,300.25
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-7
Act/360
32
9,540.25
0.00
9,540.25
9,540.25
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-8
Act/360
32
9,540.25
0.00
9,540.25
9,540.25
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-9
Act/360
32
9,540.25
0.00
9,540.25
9,540.25
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-10
Act/360
32
19,087.34
0.00
19,087.34
19,087.34
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
B-IO
30/360
30
375,451.85
0.00
375,451.85
375,451.85
0.00
0.00
0.00
2,109,061.79
0.00
0.00
0.00
0.00
0.00
2,109,061.79
2,109,061.79
0.00
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
3.00
1.00
A-1
NA
NA
9/25/2034
206,330,644.69
0.00
0.00
212,900,045.12
221,512,000.00
561,953.25
0.00
0.00
0.00
6,007,447.18
A-2
NA
NA
9/25/2034
22,926,144.66
0.00
0.00
23,656,094.52
24,613,000.00
62,440.66
0.00
0.00
0.00
667,509.20
A-3
NA
NA
9/25/2034
229,256,789.35
0.00
0.00
236,556,139.65
246,125,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
9/25/2034
9,348,000.00
0.00
0.00
9,348,000.00
9,348,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
9/25/2034
4,883,000.00
0.00
0.00
4,883,000.00
4,883,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
9/25/2034
3,209,000.00
0.00
0.00
3,209,000.00
3,209,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
9/25/2034
3,349,000.00
0.00
0.00
3,349,000.00
3,349,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
9/25/2034
1,675,000.00
0.00
0.00
1,675,000.00
1,675,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
9/25/2034
1,395,000.00
0.00
0.00
1,395,000.00
1,395,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
9/25/2034
1,395,000.00
0.00
0.00
1,395,000.00
1,395,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
9/25/2034
1,395,000.00
0.00
0.00
1,395,000.00
1,395,000.00
0.00
0.00
0.00
0.00
0.00
M-9
NA
NA
9/25/2034
1,395,000.00
0.00
0.00
1,395,000.00
1,395,000.00
0.00
0.00
0.00
0.00
0.00
M-10
NA
NA
9/25/2034
2,791,000.00
0.00
0.00
2,791,000.00
2,791,000.00
0.00
0.00
0.00
0.00
0.00
B-IO
NA
NA
9/25/2034
262,184,686.96
0.00
0.00
269,484,037.26
279,053,015.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
624,393.91
0.00
6,674,956.38
0.00
276,960,000.00
260,091,789.35
267,391,139.64
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Other Related Information
Statement Date:
Pre-Funding Account
Interest Coverage Account
Pre-Funded Balance
Amount Withdrawn
Remaining Pre-Funded Balance
Interest Coverage Balance
Amount Withdrawn
Remaining Interest Coverage Balance
$3,777,154.00
$0.00
$3,777,154.00
$57,848.96
$29,614.07
$28,234.89

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
35.94
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
1,527.40
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
1,563.34
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(1,563.34
)
(1,563.34
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
4.23%
5.15%
1.65%
1.72%
70
1.39%
3,616,450
1.38%
0.48%
0.53%
0.00%
0.00%
27-Dec-05
213
13,489,501
83
4,519,687
24
1,382,671
0
0
4,646
239,176,378
92.26%
91.22%
4.85%
5.73%
1.63%
1.67%
26
0.50%
1,340,597
0.50%
0.04%
0.10%
0.00%
0.00%
25-Nov-05
250
15,436,724
84
4,488,859
2
261,339
0
0
4,788
247,956,519
92.97%
92.01%

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
1
41,401
37
2,511,104
18
1,042,539
23
1,341,269
854,064
17
0.00%
0.00%
0.02%
0.02%
0.46%
0.51%
0.73%
0.96% 0.36%
0.40% 0.34%
0.33%
0.00%
0.00%
5.00%
5.14%
0
0
252 13,480,480
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
2
152,258
45
2,641,978
36
2,284,699
2
109,080
1,017,242
22
0.00%
0.00%
0.04%
0.06%
0.04%
0.04%
0.87%
0.98% 0.70%
0.85% 0.43%
0.38%
-0.04%
0.00%
4.35%
4.51%
)
(2
0
224 12,157,685
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 723051.1
27-Dec-05
5,036
93.28%
262,184,687
94.98%
2.21%
2.45%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
191
315
9.93%
9.28%
0
0
114
6,597,057
25-Nov-05
5,150
95.39%
269,484,037
97.62%
2.87%
3.18%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
193
316
9.94%
9.28%
0
0
152
8,885,525
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
ABN AMRO Acct: 723051.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities I Trust 2005-CL1
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
24-Nov-05
Asset Backed Certificates Series 2005-CL1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 723051.1
27-Dec-2005 - 14:34 () (c) 2005 LaSalle Bank N.A.